                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 30, 2006
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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            (Exact name of registrant as specified in its charter)

   Delaware                        0-19907                 48-1109495
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)

    224 East Douglas, Suite 700, Wichita, KS                            67202
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    (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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       (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 30, 2006, Lone Star Steakhouse & Saloon, Inc. (the "Company"),
Lone Star U.S. Acquisitions LLC ("Purchaser") and COI Acquisition Corp. ("Merger
Sub") entered into an amendment (the  "Amendment")  to the Agreement and Plan of
Merger, dated as of August 18, 2006, by and among Purchaser,  Merger Sub and the
Company (as amended,  the "Merger  Agreement").  The  Amendment  provides for an increase  in  the  aggregate  consideration  to be  received  by  the  Company's stockholders pursuant to the Merger Agreement from $27.10 to $27.35 per share in cash.

      The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the  Amendment,  which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 8.01.  OTHER EVENTS.

      On November 30, 2006, the Company issued a press release  announcing  that the Company,  Purchaser  and Merger Sub had entered into the  Amendment and that the Company had adjourned  the special  meeting of  stockholders  to vote on the
Merger  Agreement from Thursday,  November 30, 2006 until Tuesday,  December 12,
2006 at 1:00  p.m.,  Eastern  Time,  at the  offices  of Olshan  Grundman  Frome
Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New
York,  New York  10022.  A copy of the press  release is filed as  Exhibit  99.1 hereto.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

      Exhibit No.       Exhibits
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      2.1               Amendment,  dated as of November 30, 2006,  to Agreement
                        and Plan of Merger,  dated as of August 18, 2006, by and
                        among Lone Star  Steakhouse  & Saloon,  Inc.,  Lone Star
                        U.S. Acquisitions LLC and COI Acquisition Corp.

      99.1              Press Release dated November 30, 2006

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          LONE STAR STEAKHOUSE & SALOON,
                                          INC.

Dated: December 1, 2006                   By: /s/ John D. White
                                              ---------------------------------
                                              Name: John D. White
                                              Title: Executive Vice President